UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 16, 2012 (Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 16, 2012, C.H. Robinson Worldwide, Inc. (the “Company”) and its subsidiary, T-Chek Systems, Inc. (“T-Chek”), entered into a definitive Asset Purchase Agreement with Electronic Funds Service LLC (“EFS”), whereby EFS purchased the payment services business previously operated by T-Chek.

Pursuant to the Asset Purchase Agreement, T-Chek sold substantially all of its assets to EFS for $302.5 million in cash, subject to a customary post-closing adjustment based on the working capital of T-Chek at closing, and the assumption by EFS of certain obligations and liabilities of T-Chek. The Asset Purchase Agreement contains indemnification obligations of each party with respect to breaches of representations, warranties, and covenants, excluded assets and certain other specified matters. The Company and T-Chek have agreed to provide certain transition services to EFS in connection with the sale of the T-Chek business.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this report is incorporated herein by reference. Such description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition

A copy of the Company’s October 16, 2012 press release announcing the execution and closing of the Asset Purchase Agreement is attached to this report as Exhibit 99.1. This press release contains certain historical financial information concerning T-Chek. The information contained in Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01. Regulation FD Disclosure

A copy of the Company’s October 16, 2012 press release and conference call slides announcing the execution and closing of the Asset Purchase Agreement are attached to this report as Exhibits 99.1 and 99.2. The information contained in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Asset Purchase Agreement by and among C.H. Robinson Worldwide, Inc., T-Chek Systems, Inc., and Electronic Funds Source LLC dated as of October 16, 2012 (excluding schedules and exhibits, which C.H. Robinson Worldwide, Inc. agrees to furnish to the Securities and Exchange Commission upon request).

99.1	Press Release dated October 16, 2012

99.2	Slides for October 16, 2012 Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell

Ben G. Campbell Vice President, General Counsel and Secretary

Date: October 17, 2012

Exhibit Index

2.1	Asset Purchase Agreement by and among C.H. Robinson Worldwide, Inc., T-Chek Systems, Inc., and Electronic Funds Source LLC dated as of October 16, 2012 (excluding schedules and exhibits, which C.H. Robinson Worldwide, Inc. agrees to furnish to the Securities and Exchange Commission upon request).

99.1	Press Release dated October 16, 2012

99.2	Slides for October 16, 2012 Conference Call